* * * * * * * * * * * FMC Corporation Ingalls & Snyder LLC Seminar for Specialty Chemicals Companies New York, NY November 17, 2009 W. Kim Foster Senior Vice President and CFO Exhibit 99.1

Disclaimer
Safe Harbor Statement under the
Private Securities Litigation Reform Act of 1995
These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements.
Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the
Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended.
The Company undertakes no obligation to update or revise these forward-
looking statements to reflect new events or uncertainties.
Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined in the appendix.  In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix.

FMC Corporation
LTM ending September 30, 2009 ($ millions)
FMC CORPORATION
Revenue:             $2,842
EBITDA:                   $599
Margin*:               21.1%
INDUSTRIAL
CHEMICALS
Revenue: $1,075
EBITDA: $180
Margin*: 16.7%
AGRICULTURAL
PRODUCTS
Revenue:          $1,023
EBITDA: $288
Margin*: 28.1%
SPECIALTY
CHEMICALS
Revenue: $749
EBITDA: $186
Margin*: 24.8%
* EBITDA margin
Leading Market Positions
Diverse End Markets - Low Correlation to Economic Cycles
Diversified and Integrated Cost Structure
Limited Dependence on Petrochemical Feedstocks

Realizing the inherent operating leverage within FMC
•
Sustaining earnings growth > 10% per year
(1)
•
Maintaining return on capital > 12%
Focusing the portfolio on higher growth businesses
•
Managing Specialty Chemicals and Agricultural Products for growth
•
Managing Industrial Chemicals for cash
Maintaining financial strength and flexibility
•
Solid balance sheet, conservative liquidity profile, strong cash flow
•
Investing in higher growth businesses
•
Pursuing external growth opportunities
•
Returning cash to shareholders – dividend and share repurchase
Disciplined Approach to Unlocking Value
(1)
Earnings before restructuring and other income and charges

300
250
200
150
100
50
0
$ Millions
30%
25%
20%
15%
10%
5%
0%
Margin %
148
157
182
234
258
288
2004
2005
2006
2007
2008
LTM 9/30/09
EBITDA
Capex
EBITDA Margin

➢

➢

➢

Agricultural Products
Strong niche positions in the Americas, Europe and Asia
Proprietary, branded insecticides and herbicides
Strategic Focus:
•
Selected products, crops and regions
•
Shifting to significantly shorter innovation cycle
•
Reducing global supply chain and overhead costs

300
250
200
150
100
50
0
$ Millions
30%
25%
20%
15%
10%
5%
0%
Margin %
129
140
150
175
185
186
2004
2005
2006
2007
2008
LTM 9/30/09
EBITDA
Capex
EBITDA Margin

➢

➢

➢

Specialty Chemicals
BioPolymers – pharmaceutical and food ingredients
Lithium focus on specialties – pharmaceuticals and energy storage
Strategic Focus:
•
Growing core market segments
•
Commercializing new technology platforms
•
Pursuing financially attractive bolt-on acquisitions

300
250
200
150
100
50
0
$ Millions
30%
25%
20%
15%
10%
5%
0%
Margin %
124
151
161
162
269
180
2004
2005
2006
2007
2008
LTM 9/30/09
EBITDA
Capex
EBITDA Margin

Industrial Chemicals
#1 North American manufacturer of soda ash and peroxygens
Low cost, proprietary production technologies
Strategic Focus:
•
Managing for cash generation
•
Continued top line growth driven primarily by higher selling prices
•
Aggressive cost management

FMC in Summary
Great businesses, each with EBITDA  >$180 million
Sustained double-digit earnings growth (1)
•
Diverse end-markets, low correlation to economic cycles
•
Diversified and integrated cost structure
•
Products aligned with global secular growth trends
Strategic and financial flexibility
•
Solid balance sheet
•
Conservative liquidity profile
•
Strong cash flow
Disciplined approach to unlocking value
(1)
Earnings before restructuring and other income and charges

FMC Corporation * * * * * * * * * *

FMC Corporation Glossary of Financial Terms & Reconciliations of GAAP to Non-GAAP * * * * * * * * * * *

Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is
the sum of Income (loss) from continuing operations before income taxes
and
Depreciation and Amortization.
EBITDA Margin is the quotient of EBITDA (defined above) divided by
Revenue.
ROIC (Return on Invested Capital) is the sum of Earnings from continuing operations before restructuring and other income and charges and after-
tax Interest expense divided by the sum of Short-term
debt,
Current portion
of long-term
debt,
Long-term debt and Total shareholders’
equity.

Segment Financial Terms
These slides contain references to segment financial items. Some of the segment financial terms are “non-GAAP financial terms” and are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
for a segment is the sum
of Income (loss) from continuing operations
before income taxes for that segment and Depreciation and
Amortization
for that segment.
EBITDA Margin for a segment is the quotient of EBITDA (defined above)
divided by Revenue
for that segment.

Reconciliation of consolidated income from continuing operations before income taxes (a GAAP measure) to EBITDA (a Non-GAAP measure)
EBITDA Reconciliation: LTM 9/30/2009
(Unaudited, in $ millions) LTM 9/30/2009
Income (loss) from continuing operations before income taxes $336.0
Net Income attributable to non-controlling interests (11.2)
Restructuring and other charges/(income), net   116.5
Impairment of Perorsa Joint Venture 1.4
Purchase accounting inventory fair value impact and other
related inventory adjustments
6.0
Interest expense, net
27.1
Depreciation and amortization 123.4
EBITDA (Non-GAAP) $599.2

Reconciliation of Segment Operating Profit (a GAAP measure) to EBITDA
(a Non-GAAP measure)
Segment EBITDA Reconciliation: LTM 9/30/2009
(Unaudited, in $ millions)
LTM 9/30/2009
Segment
Industrial
Chemicals
Specialty
Chemicals
Agricultural
Products
Segment Operating Profit (GAAP) $110.3 $154.6 $275.9
Add:
Depreciation and Amortization 69.5 30.9 11.8
EBITDA (Non-GAAP) $179.8 $185.5 $287.7

FMC Corporation * * * * * * * * * *